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                                                                 EXHIBIT 10.5


                              INVESTORS RIGHTS AGREEMENT

    This Agreement is made as of April 12, 1996 by and among Focal, Inc., a Delaware corporation (the "Company"), the holders of the Company's Series A, Series B, Series C, Series D and Series E Preferred Stock, the holders of certain warrants to purchase Preferred Stock of the Company and certain holders of Common Stock of the Company.

                                       RECITALS

    A. Simultaneously herewith, the Company is entering into a Series E Preferred Stock Purchase Agreement (the "1996 Series E Agreement") and issuing shares of Series E Preferred Stock to the Purchasers named in the Schedule of Investors to the 1996 Series E Agreement.

    B. In connection with this transaction, the Company wishes to consolidate the registration rights and rights of first refusal held by the holders of its Preferred Stock and warrants to acquire Preferred Stock into a single agreement.

    NOW, THEREFORE, it is hereby agreed as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Conversion Stock" shall mean the shares of Common Stock issued or issuable upon conversion of the Shares.

         "Holder" shall mean the holders of Registrable Securities, securities convertible into Registrable Securities or warrants to acquire Registrable Securities or securities convertible into Registrable Securities and any person holding such securities to whom the rights under this Agreement have been transferred in accordance with Section 2.13 hereof.

         "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold or have the power to acquire (through conversion or exercise of other securities) at least 40% of the Registrable Securities.

         "Purchasers" shall mean the purchasers of Series A and B Preferred Stock pursuant to the Preferred Stock Purchase Agreement dated May 31, 1992 (the "Series A and B Agreement"), the Purchasers of Series C Preferred Stock pursuant to the Series C Preferred Stock Purchase Agreement dated December 22, 1992 (the "Series C Agreement"), the Purchasers of Series D Preferred Stock pursuant to the Series D Agreement dated August 11, 1993 (the "1993 Series D Agreement") the

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Purchasers of Series D Preferred Stock pursuant to the Series D Agreement dated August 5, 1994 (the "1994 Series D Agreement"), the Purchasers of Series E Preferred Stock pursuant to the 1996 Series E Agreement.

         "Registrable Securities" means (i) the Conversion Stock, and (ii) any Common Stock of the Company issued or issuable with respect to, or in exchange for or in replacement of the Conversion Stock or other securities convertible into or exercisable for Conversion Stock upon any stock split, stock dividend, recapitalization, or similar event, provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities for the purposes of Section 2.6 hereof if and so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

         The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 2.5, 2.6 and
2.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and special counsel to the selling Holders, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 2.2 hereof.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders.

         "Shares" shall mean the shares of the Company's (i) Series A Preferred Stock and Series B Preferred Stock issued pursuant to the Series A and B Agreement, (ii) Series C Preferred Stock issued pursuant to the Series C Agreement, (iii) Series C Preferred Stock issued pursuant to a warrant held by Comdisco, Inc., (iv) Series D Preferred Stock issued or issuable pursuant to warrants held by Comdisco, Inc., MMC/GATX Partnership No. I, Frazier Investment Securities and Invemed Associates, (v) Series D Preferred Stock issued pursuant to the 1993 Series D Agreement and the 1994 Series D Agreement, and (v) Series E Preferred Stock issued pursuant to the 1996 Series E Agreement.

2.       Restrictions on Transferability of Securities;
         Compliance with Securities Act; Registration Rights

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         a.        Restrictions on Transferability.  The Shares and the
              Conversion Stock shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Purchasers will cause any proposed purchaser, assignee, transferee, or pledgee of the Shares or the Conversion Stock held by the Purchasers to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2.

         b. Restrictive Legend. Each certificate representing (i) the Shares, (ii) the Conversion Stock and (iii) any other securities issued in respect of the Shares or the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR SIMILAR RULE OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

    The Purchasers and Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Shares or the Conversion Stock in order to implement the restrictions on transfer established in this Section 2.

         c. Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.3. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i)
              a transfer not involving a change in   beneficial ownership or
              (ii) in transactions involving the distribution without consideration of Restricted Securities by any Holder to any of its partners, or retired partners, or to the estate of any of its partners or

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              retired partners, (iii) a transfer to an affiliated fund,
              partnership or company, which is not a competitor of the Company, subject to compliance with applicable securities laws, or (iv) transfers in compliance with Rule 144, so long as the Company is furnished with satisfactory evidence of compliance with such Rule), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense, by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act; or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 2.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and in the reasonable opinion of the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

         d. Removal of Restrictions on Transfer of Securities. Any legend referred to in Section 2.2 hereof stamped on a certificate evidencing (i) the Shares, (ii) the Conversion Stock or (iii) any other securities issued in respect of the Shares or the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event and the stock transfer instructions and record notations with respect to such security shall be removed and the Company shall issue a certificate without such legend to the holder of such security if such security is registered under the Securities Act, or if such holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or such holder provides the Company with reasonable assurances,which may, at the option of the Company, include an opinion of counsel satisfactory to the Company, that such security can be sold pursuant to Section
              (k) of

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              Rule 144 under the Securities Act. The Company will cause
              legend removal to be authorized or provide a written response as to why legends may not be removed within 10 days of receipt of any such request.

         e.        Requested Registration.

    i. Request for Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to shares of Registrable Securities with an expected aggregate offering price to the public of at least $5,000,000, the Company will:

         (1) within ten days of the receipt by the Company of such notice, give written notice of the proposed registration, qualification or compliance to all other Holders; and

         (2) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company;

    Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.5:

              (a)       In any particular jurisdiction in which the Company
                   would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

              (b)       Prior to the earlier of (i) December 31, 1997 or (ii)
                   the expiration of six months following completion of the Company's first registered public offering of its stock;

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              (c)       During the period starting with the date sixty (60)
                   days prior to the Company's estimated date of filing of, and ending on the date three (3) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction, with respect to an employee benefit plan or with respect to the Company's first registered public offering of its stock), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

              (d)       After the Company has effected two such registrations
                   pursuant to this Section 2.5(a) covering all shares requested to be registered by the Holders initiating or joining such request, and such registrations have been declared or ordered effective, and, if the method of disposition specified by such initiating or requesting Holders shall have been a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto;

              (e)       If the Company shall furnish to such Holders a
                   certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this
                   Section 2.5 shall be deferred for a period not to exceed 90 days from the date of receipt of written request from the Initiating Holders; provided, however, that the Company shall not exercise such right more than once in any twelve-month period.

    Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

         ii. Underwriting. In the event that a registration pursuant to Section 2.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 2.5(a)(i). In such event, the right of any Holder to registration pursuant to
              Section 2.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 2.5, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

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    The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter of recognized national standing selected for such underwriting by the Company and reasonably acceptable to a majority of the Holders proposing to distribute their securities through such underwriting; provided, however, that if General Electric Pension Trust ("GEPT") is participating in such underwriting and the General Electric Company is directly or indirectly the beneficial owner of five percent (5%) or more of the outstanding equity interests of any underwriter or underwriters, GEPT shall have the absolute right to disapprove such underwriter or underwriters. Notwithstanding any other provision of this
Section 2.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such Holders to be included in such registration statement or in such other manner as shall be agreed to by the Company and Holders of a majority of the Registrable Securities proposed to be included in such registration. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

    If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

         f.        Company Registration.

    i. Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

         (1)       promptly give to each Holder written notice thereof; and

         (2) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

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    ii.       Underwriting.  If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.6(a)(i); provided, however, that if GEPT is participating in such underwriting and the General Electric Company is directly or indirectly the beneficial owner of five percent (5%) or more of the outstanding equity interests of any underwriter or underwriters, GEPT shall have the absolute right to disapprove such underwriter or underwriters. In such event the right of any Holder to registration pursuant to
         Section 2.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be distributed through such underwriting; provided, however, that except in connection with the Company's initial underwritten public offering of Common Stock the number of Registrable Securities shall not be limited to less than 20% of the aggregate number of shares proposed to be included in such underwriting. The Company shall so advise all Holders distributing their securities through such underwriting of such limitation and the number of shares of Registrable Securities that may be included in the registration (and underwriting if any) shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such Holders to be included in such Registration Statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If any Holder or holder disapproves of the terms of any such underwriting, such Holder or holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

    iii. Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.8 hereof.

         g.        Registration on Form S-3.

    i. If any Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3), or any similar short-term registration statement, for a public offering of Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions (if any), would exceed $1,000,000 and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered on such form for the offering and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than four registrations pursuant to this Section 2.7 or more than one such registration in any twelve (12) month period. After the Company's first public offering of its securities, the Company will use its best efforts to qualify for Form S-3 registration or a similar short-form registration. The provisions of Section 1.6(b) shall be applicable to each registration initiated under this Section 2.7.

    ii. Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within ten (10) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, or an offering solely to employees); (iii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date three (3) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such Holder;

         provided, however, that the Company shall not exercise such right more than once in any twelve-month period.

         h. Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to Sections 2.5, 2.6 and 2.7 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata with the Company and among each other on the basis of the number of shares so registered.

         i. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

    i. Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the Registration Statement has been completed;

    ii. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

    iii. Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

    iv. Furnish, at the request of any Holder requesting registration of Registrable Securities at the time such securities are delivered to the underwriters (if any) for sale in connection with a registration pursuant to this Section 2.9, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated the date of commencement of the offering and a "bring-down" letter dated as of the closing date of such offering, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         j.        Indemnification.

    i. The Company will indemnify each Holder, each of its officers, directors, partners and legal counsel, and each person controlling (or deemed to be controlling) such Holder within the meaning of
         Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners and legal counsel and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

    ii. Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers and legal counsel, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other Holder, each of its officers, directors, partners and legal counsel and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such Holder from the sale of Registrable Securities covered by such registration statement. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this Section 2 providing for any indemnification or contribution on the part of such Holder greater than the Holder's obligations under this Section 2.10(b).

    iii. Each party entitled to indemnification under this Section 2.10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses but shall bear the expense of such defense nevertheless. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

    iv. If the indemnification provided for paragraphs (a) through (c) of this Section 2.10 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters and the Holder of such Registrable Securities, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under paragraph (c). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters or the Holders of such Registrable Securities, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of the Holders agrees that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation (even if all of the Holders of such Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, no Holder shall be required to contribute any amount in excess of the lesser of (i) the proportion that the public offering price of shares sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such Holder for the sale of Registrable Securities covered by such registration statement and (ii) the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

              k.        Information by Holder.  The Holder or Holders of
                   Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

              l.        Rule 144 Reporting.  With a view to making available
                   the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

     i. Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended.

    ii. Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

    iii. So long as a Purchaser owns any Restricted Securities to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange
         Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

         m. Transfer of Registration Rights. The rights to cause the Company to register securities granted Holders under Sections 2.5, 2.6 and 2.7 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder of not less than 100,000 shares of Registrable Securities, or to any transferee or assignee who is a constituent partner of a Holder or the estate of such constituent partner, provided that such transfer may otherwise be effected in accordance with applicable securities laws.

         n. Standoff Agreement. Each Holder agrees in connection with the Company's initial public offering of the Company's securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided, that the officers and directors of the Company who own stock of the Company and all other holders of 5% or more of the Company's outstanding Common Stock equivalents also agree to such restrictions.

         o. Rule 144A Information. Whenever the Company receives a request for the following information from Initiating Holders on or after December 31, 1997, then the Company shall within 60 days after the date of such request provide the information required in Rule 144A(d)(4) to such Initiating Holders and any person or persons designated by the Initiating Holders as a prospective buyer in a transaction pursuant to Rule 144A. The Company's obligations pursuant to this Section 2.15 shall extend to any person who acquires shares of the Company's Preferred Stock and/or Conversion Stock as a result of a transaction pursuant to Rule 144A.

         p. Termination of Registration Rights. The rights granted under this Section 2 shall terminate on the fifth anniversary of the consummation of the initial underwritten public offering of the Company's securities pursuant to a registration statement filed under the Securities Act.

3.       Purchasers' Right of First Refusal.

              a.        Right of First Refusal Upon Issuances of Securities by
                   the Company.

         i. The Company hereby grants, on the terms set forth in this Section 3.1, to each Purchaser the right of first refusal to purchase all or any part of such Purchaser's pro rata share of the New Securities (as defined in Section 3.1(b)) which the Company may, from time to time, propose to sell and issue. The

              Purchasers may purchase said New
              Securities on the same terms and at the same price at which the Company proposes to sell the New Securities. The pro rata share of each Purchaser, for purposes of this right of first refusal, is the ratio of the total number of shares of Common Stock held by such Purchaser, including any shares of Common Stock into which shares of Preferred Stock held by such Purchaser are convertible, to the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities (including any shares of Common Stock into which outstanding shares of Preferred Stock are convertible).

         ii. "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and any rights, options or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock; provided that "New Securities" does not include the following issuances (as long as they are approved by the Company's board of directors): (i) the Shares purchased under this Agreement or the Conversion Stock, (ii) securities offered pursuant to a registration statement filed under the Securities Act, as hereinafter defined, (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization, (iv) up to 4,250,000 shares of Common Stock or other securities hereafter issued or issuable to officers, directors, employees, scientific advisors or consultants of the Company pursuant to any employee or consultant stock offering, plan or arrangement approved by the Board of Directors of the Company, (v) all shares of Common Stock or other securities hereafter issued in connection with or as consideration for acquisition or licensing of technology, (vi) all shares of Common Stock or other securities hereafter issued pursuant to warrants, rights or options, provided that the rights of first refusal established hereby applied to the initial sale or grant by the Company of such warrants, rights or options, and
              (vii) all shares of Common Stock or other securities issued in connection with equipment leasing or equipment financing arrangements.

         iii. In the event the Company proposes to undertake an issuance of New Securities, it shall give to the Purchasers written notice (the "Notice") of its intention, describing the type of New Securities, the price, the terms upon which the Company proposes to issue the same, and a statement as to the number of days from receipt of such Notice within which the Purchasers must respond to such Notice. The Purchasers shall have thirty (30) days from the date of receipt of the Notice to purchase any or all of the New Securities for the price and upon the terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased and forwarding payment for such New Securities to the Company if immediate payment is required by such terms, or in any event no later than thirty (30) days after the date of receipt of the Notice.

         iv. In the event the Purchasers fail to exercise in full the right of first refusal within said thirty (30) day period, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty (30) days from date of said agreement) to sell the New Securities respecting which the Purchasers' rights were not exercised, at a price and upon general terms no more favorable to the Purchasers thereof than specified in the Notice. In the event the Company has not sold the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Purchasers in the manner provided above.

         v.        The right of first refusal granted under this
              Section 3.1 shall expire upon:

              (1)       The date upon which a registration statement filed
                   by the Company under the Securities Act (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) in connection with an underwritten public offering of its securities first becomes effective and the securities registered thereunder are sold.

              (2)       For each Purchaser, the date on which such
                   Purchaser no longer holds a minimum of 75,000 Shares or Conversion Stock or the number of Shares or Conversion Shares originally purchased, whichever is less.

              b.        Right of First Refusal Upon Issuances of
                   Securities by the Company. The right of first refusal granted under this Section is assignable by any Purchaser to any transferee of a minimum of 75,000 Shares or Conversion Stock or to any transferee who is a constituent partner or affiliate of the transferor.

4.       Right of Co-Sale.

         a.   Grant of Co-Sale Rights.

              (a) If a Stockholder or a Purchaser proposes to sell or transfer any shares of Common Stock now owned by the selling Stockholder or Purchaser (the shares subject to such offer to be hereafter called the "Stock" and the selling Stockholder or Purchaser to be called the "Selling Party") in one or more related transactions, then, such Party shall promptly deliver written notice (the "Co-Sale Notice") to each of the Purchasers (if such Selling Party is a Stockholder) or to each of the other Purchasers (if such Selling Party is an Purchaser) at least twenty (20) days prior to the closing of such sale or transfer. For purposes of this Section 4, "Common Stock" shall mean (i) the Company's Common Stock (including
Conversion Shares), (ii) shares of Common Stock issuable upon exercise of outstanding options and (iii) shares of Common Stock issuable upon conversion of the Shares or any other outstanding convertible securities. The Co-Sale Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of shares of Stock to be sold or transferred, the nature of such sale or transfer, the consideration to be paid and the name and address of each prospective purchaser or transferee.

              (b) Each Purchaser shall have the right, exercisable upon written notice to such Selling Party within thirty (30) days after receipt of the Notice, to participate in such sale of Stock on the same terms and conditions provided that no Purchaser shall be required to make any representation or warranties or perform any undertakings other than with respect to its title and authority. To the extent one or more of the Purchasers exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Stock that the Selling Party may sell in the transaction shall be correspondingly reduced.

              (c) Each Purchaser who elects to participate in a sale of Stock under this Section 4 (a "Participant") may sell all or any part of that number of shares of Stock equal to the product obtained by multiplying (i) the aggregate number of shares of Stock covered by the Co-Sale Notice by (ii) a fraction the numerator of which is the number of shares of Common Stock (on a fully-diluted, as converted basis) owned by the Purchaser at the time of the sale or transfer and the denominator of which is the total number of shares of Common Stock owned by the Stockholders and Purchasers (including the Selling Party) at the time of the sale or transfer.

              (d) If any Purchaser fails to elect to fully participate in the Selling Party's sale pursuant to this Section 4.1, the Selling Party shall promptly give notice of such failure and the aggregate number of shares that the non-participating Purchasers did not elect to sell (the "Unsold Portion") to each of the Participants. Such notice may be made by telephone if confirmed in writing within fifteen (15) days. The Participants shall have two (2) days from the date such notice was given to agree to sell their pro rata share of the Unsold Portion. After the expiration of the fifteen (15) day period following the provision of notice to the Participants and without being subject to the provisions of this paragraph 4.1(d), the Selling Party shall have the right to sell or transfer the number of shares of Stock that is equivalent to the balance of the Unsold Portion that is not elected to be sold by the Participants. For purposes of this paragraph, a Participant's pro rata share shall be the ratio of
(x) the number of shares of Common Stock held by such Participant to (y) the total number of shares of Common Stock held by all the Participants and the Selling Party.

              (e) Each Participant shall effect its participation in the sale by promptly delivering to the Selling Party for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

                   (i) the type and number of shares of Common Stock which such Participant elects to sell; or

                   (ii) that number of Shares or other shares of Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of such Shares or other Preferred Stock in lieu of Common Stock, such Participant shall convert such Shares or Preferred Stock into Common Stock upon the closing of the sale contemplated hereby and deliver Common Stock as provided in subparagraph 4.1(e)(i) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

              (f) The stock certificate or certificates that the Participant delivers to the Selling Party pursuant to paragraph 4.1(e) shall be transferred to the prospective purchaser in consummation of the sale of the Stock pursuant to the terms and conditions specified in the Co-Sale Notice, and the Selling Party shall concurrently therewith remit to such Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Participant exercising its rights of co-sale hereunder, the Selling Party shall not sell to such prospective purchaser or purchasers any Stock unless and until, simultaneously with such sale, the Selling Party shall purchase such shares or other securities from such Participant.

              (g) The exercise or non-exercise of the rights of the Participants hereunder to participate in one or more sales of Stock made by a Selling Party shall not adversely affect their rights to participate in subsequent sales of Stock subject to paragraph 4.1(a).

              (h) Subject to the rights of the Purchasers who have elected to participate in the sale of the Stock subject to the Co-Sale Notice, the Selling Party may, not later than sixty (60) days following delivery to the Company and each of the Purchasers of the Notice, conclude a transfer of any or all of the Stock covered by the Notice on terms and conditions not materially more favorable to the transferor than those described in the Notice. Any proposed transfer on terms and conditions materially more favorable than those described in the Co-Sale Notice, as well as any subsequent proposed transfer of any of the Stock by the Selling Party, shall again be subject to the co-sale rights of the Purchasers and shall require compliance by the Selling Party with the procedures described in this Section 4.

    b. Termination of Right of Co-Sale. Notwithstanding anything in this Section 4 to the contrary, the right of co-sale shall terminate upon (and shall not be applicable with respect to) the earlier of (i) the closing of the Company's initial firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, (ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting in the exchange of the outstanding shares of the Company's capital stock for securities or consideration issued, or caused to be issued, by the acquiring entity or its subsidiary, or (iii) such time as the Purchasers hold an aggregate of less than 1,000,000 (appropriately adjusted for stock splits, dividends, recapitalizations and similar events) Shares and Conversion Shares.

    c.        Exempt Transfers.

              (a) Notwithstanding the foregoing, the co-sale rights of the Purchasers shall not apply to any transfer to the ancestors, descendants or spouse or to trusts for the benefit of such persons or the transferring Stockholder or Purchaser or to any transfer by an Purchaser to a partner or affiliate of such Purchaser, or a retired partner of such Purchaser who retires after the date hereof; or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to such partner's spouse or to the siblings, lineal descendants or ancestors of such partner or such partner's spouse; provided that (A) the transferring Stockholder or Purchaser shall inform the Purchasers or the Company (which shall then inform the Purchasers) of such pledge, transfer or gift prior to effecting it and (B) the pledgee, transferee or donee shall furnish the Purchasers with a written agreement to be bound by and comply with all provisions of Section 4 of this Agreement. Such transferred Stock shall remain "Stock" hereunder, and such pledgee, transferee shall be treated as a "Stockholder" or "Purchaser," as applicable, for purposes of this Agreement.

              (b) Notwithstanding the foregoing, the provisions of Section 4 shall not apply to the sale of any Stock (i) to the public pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act or (ii) to the Company pursuant to the terms of the Company's repurchase rights set forth in restricted stock purchase agreements with the Stockholders or in connection with the termination of a Stockholder's employment with the Company or (iii) if prior to such sale, the Stockholder held less than one percent (1%) of the Company's outstanding shares.

              (c) This Section 4 shall in no manner limit the right of the Company to repurchase securities from Stockholders, consultants, employees or directors pursuant to its repurchase rights and first refusal rights set forth in applicable stock purchase agreements.

         4.4 Prohibited Transfers. Notwithstanding the foregoing, any attempt by a Stockholder or Purchaser to transfer Stock in violation of Section 4 hereof shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of sixty percent (60%) of the outstanding shares of the Company's Preferred Stock.

         4.5  Legend.

              (a) Each certificate representing shares of Stock now or hereafter owned by the Stockholders or Purchasers or issued to any person in connection with a transfer pursuant to paragraph 4.3(a) hereof shall be endorsed with the following legend:

         "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF AN INVESTORS RIGHTS AGREEMENT, BY AND BETWEEN THE STOCKHOLDER, THE COMPANY AND CERTAIN HOLDERS OF STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED

         UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

              (b) Each Stockholder and Purchaser agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in paragraph 4.5(a) above to enforce the provisions of this Section 4 and the Company agrees to promptly do so. The legend shall be removed upon termination of the provisions of Section 4 of this Agreement.

         4.6 Assignability of Rights. The co-sale rights granted to the Purchasers hereunder shall be assignable only to an assignee or transferee who acquires at least 75,000 shares of Preferred Stock or Common Stock issued upon conversion thereof.

         4.7  Stock Split.  All references to numbers of shares in this
Section 4 shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.


5.       Amendments to Prior Agreements; Waivers.

    a. Prior Investors Rights Agreement. The Investors Rights Agreement dated March 18, 1996 (the "Prior Rights Agreement") is hereby terminated and superseded in its entirety by this Agreement. Holders of outstanding Series A, Series B, Series C, Series D and Series E-1 Preferred Stock hereby consent to the foregoing as parties to the Prior Rights Agreement.

    b. Waivers. The holders of the Series A, Series B, Series C, Series D and Series E-1 Preferred Stock hereby waive any rights they may have pursuant to the Prior Rights Agreement to receive notice of the issuance of or to purchase or otherwise acquire the Series E Preferred Stock being issued pursuant to the 1996 Series E Agreement (and the Common Stock issuable upon conversion of such Series E Preferred Stock).

6.       Miscellaneous.

    a. Waivers and Amendments. With the written consent of the Company and the record holders of more than sixty percent (60%) of the Shares and/or the Conversion Stock and, to the extent Stockholders are specifically affected by a waiver, amendment or modification of
         Section 4 hereof, by each such Stockholder, the obligations of the Company and the rights of the holders of the Shares and the Conversion Stock under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this

         Agreement; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid percentage of the Shares and/or the Conversion Stock, the holders of which are required to consent to any waiver or supplemental agreement without the consent of the record holders of all of the Shares and/or the Conversion Stock and any such waiver or supplementary agreement that amends the proviso to the first sentence of the second paragraph of
         Section 2.5(b) hereof , the proviso to the first sentence of Section 2.6(b) hereof or the proviso to Section 2.14 hereof or that otherwise adversely affects any individual Holder only shall require the consent of such Holder. Upon the effectuation of each such waiver, consent, agreement, amendment or modification the Company shall promptly given written notice thereof to the record holders of the Shares and/or the Conversion Stock who have not previously consented thereto in writing. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

    b. Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

    c. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

    d. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

    e. Notices. All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, electronic mail, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed (a) if to a Purchaser or Holder, at such address as such Purchaser or Holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (b) if to the Company, at its address set forth at the beginning of this Agreement, or at such other address as the Company shall have furnished to the Purchasers, Holders and each such other holder in writing. Notwithstanding the foregoing, all notices and communications to addresses outside the United States shall be given by telecopier and confirmed in writing sent by overnight or two-day courier service.

    f. Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

    g. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

    h. Nominees. Securities registered in the name of a nominee for a Purchaser or a Holder shall, for purposes of this Agreement, be treated as being owned by such Purchaser or Holder.

    The foregoing Investors Rights Agreement is hereby executed as of the date first above written.


                             FOCAL, INC.


                             By:
                                  ---------------------------------
                                  David Clapper, President

STOCKHOLDERS:


------------------------------    ---------------------------------
David Clapper                     Stephen Jack Herman


------------------------------    ---------------------------------
Robert Langer                     Arthur Coury


------------------------------    ---------------------------------
Henry Brem                        Richard Leavitt

 HOLDERS:

     Name of Holder
-------------------------------------

APA EXCELSIOR FUND IV, L.P.

    By APA Excelsior IV Partners, L.P.,
    its General Partner

By:
    ---------------------------------
    Janet G. Effland, General Partner


APA EXCELSIOR IV/OFFSHORE, L.P.

    By  Patricof & Co. Ventures, Inc.,
    its Investment Adviser

By:
    --------------------------------
    Janet G. Effland, Vice President



THE P/A FUND

      By  APA Pennsylvania Partners II, L.P.,
      its General Partner

By:
     ----------------------------------
     Wilmer R. Bottoms, General Partner


WARBURG PINCUS EMERGING GROWTH FUND

By:
     ---------------------------------
Title:
      --------------------------------

PACIFIC HORIZON VENTURES

By:
     ---------------------------------
Title:
      --------------------------------


GMGF, L.P.

By:
     ---------------------------------
Title:
      --------------------------------


SENTRON MEDICAL, INC.

By:
     ---------------------------------
Title:
      --------------------------------



--------------------------------------
Sam Rubinstein


THE CIT GROUP/EQUITY INVESTMENTS, INC.


By:
     ---------------------------------
Title:
      --------------------------------


DELPHI INVESTMENTS II, L.P.


By:
     ---------------------------------
Title:
      --------------------------------


DELPHI VENTURES II, L.P.

By:
     ---------------------------------
Title:
      --------------------------------


DOMAIN PARTNERS II, L.P.


By:
     ---------------------------------
Title:
      --------------------------------


Peter W. Eising

--------------------------------------
Signature




FRAZIER  MANAGEMENT, L.L.C.


By:
     ---------------------------------
Title:
      --------------------------------


FRAZIER & CO., L.P.


By:
     ---------------------------------
Title:
      --------------------------------


FRAZIER HEALTHCARE INVESTMENTS, L.P.


By:
   ------------------------------------

Title:
      ---------------------------------


GENERAL ELECTRIC PENSION TRUST


By:
     ---------------------------------
Title:
      --------------------------------


GLENBROOK PARTNERS


By:
     ---------------------------------
Title:
      --------------------------------



H & Q HEALTHCARE INVESTORS


By:
     ---------------------------------
Title:
      --------------------------------


H & Q FOCAL INVESTORS, L.P.


By:
     ---------------------------------
Title:
      --------------------------------


H & Q LIFE SCIENCES INVESTORS

By:
     ---------------------------------
Title:
      --------------------------------

HELIOS PARTNERS, L.P.


By:
     ---------------------------------
Title:
      --------------------------------


George P. Hutchinson

---------------------------------------
Signature


INVEMED ASSOCIATES, INC.


By:
     ---------------------------------
Title:
      --------------------------------


Cristina H. Kepner

--------------------------------------
Signature


KLEINER, PERKINS, CAULFIELD & BYERS VI


By:
     ---------------------------------
Title:
      --------------------------------



KPCB FOUNDERS' FUND


By:
     ---------------------------------
Title:
      --------------------------------

KPCB VI FOUNDERS' FUND


By:
     ---------------------------------
Title:
      --------------------------------


Kenneth G. Langone

--------------------------------------
Signature


David E. Maryatt

--------------------------------------
Signature



MAYFIELD VI


By:
     ---------------------------------
Title:
      --------------------------------


MAYFIELD VII


By:
     ---------------------------------
Title:
      --------------------------------


MAYFIELD ASSOCIATES


By:
     ---------------------------------
Title:
      --------------------------------

MAYFIELD ASSOCIATES FUND II


By:
     ---------------------------------
Title:
      --------------------------------


MAYFIELD MEDICAL PARTNERS


By:
     ---------------------------------
Title:
      --------------------------------





MAYFIELD MEDICAL PARTNERS 1992


By:
     ---------------------------------
Title:
      --------------------------------


OLD COURT LIMITED


By:
     ---------------------------------
Title:
      --------------------------------


PARVEST U.S. PARTNERS II, C.V.


By:
     ---------------------------------
Title:
      --------------------------------


ROUSSO FAMILY TRUST

By:
     ---------------------------------
Title:
      --------------------------------


SINGAPORE BIO-INNOVATIONS PTE LTD


By:
     ---------------------------------
Title:
      --------------------------------


Eugene L. Step

--------------------------------------
Signature


VULCAN VENTURES, INC.


By:
     ---------------------------------
Title:
      --------------------------------


Stefan K. Widensohler

--------------------------------------
Signature

WARRANT HOLDERS:


COMDISCO, INC.


By:
     ---------------------------------
Title:
      --------------------------------


BANK OF BOSTON


By:
     ---------------------------------
Title:
      --------------------------------


FRAZIER INVESTMENT SECURITIES, L.P.


By:
     ---------------------------------
Title:
      --------------------------------


MMC/GATX PARTNERSHIP NO.1
GATX CAPITAL CORPORATION


By:
     ---------------------------------
Title:
      --------------------------------